NATIONWIDE MUTUAL FUNDS
Nationwide Destination 2010 Fund
Nationwide Destination 2015 Fund
Nationwide Destination 2020 Fund
Nationwide Destination 2025 Fund
Nationwide Destination 2030 Fund
Nationwide Destination 2035 Fund
Nationwide Destination 2040 Fund
Nationwide Destination 2045 Fund
Nationwide Destination 2050 Fund
Nationwide Destination 2055 Fund
Nationwide Retirement Income Fund

Supplement dated December 20, 2013
to the Prospectus dated March 1, 2013

Capitalized terms and certain other terms used in the supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

At its meeting on December 11, 2013, the Board of Trustees of the Nationwide Mutual Funds (“NMF”) approved the addition of Class C shares of all NMF funds that offer Class C shares to the NMF Administrative Services Plan (the “Plan”), effective as of March 1, 2014 (the “Effective Date”), providing for the payment of administrative services fees of up to 0.25% by Class C shares to financial intermediaries who provide administrative shareholder services to Class C shareholders.  The addition of Class C shares to the Plan is part of a restructuring of how the NMF funds currently pay for intermediary shareholder support services (“Services Fees Restructuring”).  Currently, these fees are paid either as (i) administrative services fees pursuant to the terms of the Plan, which are class specific, or as (ii) fees payable by a fund across all of its share classes (“Fund Fees”), depending on the intermediary.  No intermediary receives payments from both the Plan and Fund Fees.  As of the Effective Date, the NMF funds will no longer pay Fund Fees and will instead make payments for administrative shareholder services solely pursuant to the Plan.

The Services Fees Restructuring will cause modest increases in the expense ratios of Class A and Class C shares for certain funds, and in minimal (if any) decreases of the expense ratios of Institutional Class, Institutional Service Class, and Service Class shares.   In some instances, the expense ratios of Class R shares of NMF funds will increase by larger amounts due to their minimal asset levels.  The adjusted expense ratios for such Classes of shares, which take effect on the Effective Date, will be reflected in the annual update to the Prospectus dated March 1, 2014.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE